As filed with the Securities and Exchange Commission on June 1, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO
SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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The TETON Westwood Funds

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THE TETON WESTWOOD FUNDS

TETON Westwood Mighty Mites Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund

TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

One Corporate Center

Rye, New York 10580-1422

Dear Shareholder:

You are receiving this notice because you are a shareholder in one or more of the funds listed above (the "Funds"), each of which is a series of The TETON Westwood Funds (the "Trust"). The Trust’s Board of Trustees (the “Board”) is requesting your vote on a proposal regarding the Trust that will be presented to shareholders at a Special Meeting of Shareholders to be held on Tuesday, July 11, 2017 (the "Special Meeting"). At the Special Meeting, shareholders of all Funds will be asked to elect nine (9) Trustee nominees to serve on the Board until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified (the "Proposal"). We encourage you to read the Questions and Answers section at the beginning of the enclosed Proxy Statement as well as the entire Proxy Statement, which describes the proposal to be presented at the Special Meeting.

Your vote is important to us. Please take a few minutes to review the enclosed Proxy Statement and complete, sign, date and return the enclosed proxy card(s), or vote your shares by Internet or telephone, as described on the enclosed proxy card(s), unless you plan to attend the Special Meeting.

The Board has unanimously approved the Proposal and urges you to vote "FOR" the election of each Trustee nominee in the Proposal.

If you have any questions about the Proposal, please call (800) GABELLI (422-3554).

Thank you for your response and we look forward to preserving your trust as a valued shareholder.

Sincerely,

/s/ Nicholas F. Galluccio

Nicholas F. Galluccio

President & CEO

Teton Advisors, Inc.

June 1, 2017

THE TETON WESTWOOD FUNDS

TETON Westwood Mighty Mites Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund

TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

One Corporate Center

Rye, New York 10580-1422

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on Tuesday, July 11, 2017

Dear Shareholder,

Notice is hereby given that a special meeting of shareholders (together with any adjournments or postponements thereof, the “Special Meeting”) of the TETON Westwood Mighty Mites Fund, TETON Westwood SmallCap Equity Fund, TETON Westwood Mid-Cap Equity Fund, TETON Convertible Securities Fund, TETON Westwood Equity Fund, TETON Westwood Balanced Fund, and TETON Westwood Intermediate Bond Fund (each a “Fund” and together, the “Funds”), each a series of The TETON Westwood Funds, a Massachusetts business trust (the “Trust”), will be held on Tuesday, July 11, 2017, at 4:00 p.m., Eastern Time, at the Funds’ offices at One Corporate Center, Rye, New York 10580-1422, to consider and vote upon:

1.       To approve the election of nine (9) Trustee nominees; and

2.       Such other business, including adjournments, as may properly come before the Special Meeting.

The nine (9) nominees for election to the Trust consist of six nominees who are not current Trustees, Anthony S. Colavita, Kuni Nakamura, Leslie F. Foley, Michael J. Melarkey, Mary E. Hauck, and Nicholas F. Galluccio, as well as three current Trustees, James P. Conn, Werner J. Roeder, and Salvatore J. Zizza.

THE BOARD OF TRUSTEES OF THE FUNDS, ALL OF WHOM ARE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH TRUSTEE NOMINEE IDENTIFIED IN THE PROPOSAL.

The close of business on April 26, 2017, has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

Your voting instructions on the proposal are important. Please provide your voting instructions as soon as possible to eliminate the need for additional solicitations. You may provide your voting instructions by filling out the enclosed voting instruction card and returning it to us, by calling the toll-free telephone number included on your voting instruction card or by logging on to the Internet address located on the enclosed voting instruction card and following the instructions on the website or by attending the Special Meeting and voting in person. If we do not receive your voting instructions as the Special Meeting date approaches, we may contact you to obtain your voting instructions.

By Order of the Board of Trustees,

/s/ Andrea R. Mango

Andrea R. Mango

Secretary

June 1, 2017

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS

The following general rules for signing voting instruction cards may be of assistance to you and may avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instruction card properly.

1.	INDIVIDUAL ACCOUNT: Sign your name exactly as it appears in the registration on the voting instruction card.

2.	JOINT ACCOUNT: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

INSTRUCTIONS FOR SUBMITTING VOTING INSTRUCTIONS BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.	Read the Proxy Statement, and have your voting instruction card handy.

2.	Call the toll-free number or visit the website indicated on your voting instruction card.

3.	When prompted, enter the control number found on your voting instruction card.

4.	Follow the recorded or on-line instructions to provide your voting instructions.

QUESTIONS AND ANSWERS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we also are providing the following brief overview of the proposal in the Proxy Statement, in a question and answer format, to help you understand and vote on the proposal.

Q:	Why am I receiving this Proxy Statement?
A:	You are receiving this Proxy Statement in connection with a special meeting of shareholders (together with any adjournments or postponements thereof, the “Special Meeting”) of the TETON Westwood Mighty Mites Fund, TETON Westwood SmallCap Equity Fund, TETON Westwood Mid-Cap Equity Fund, TETON Convertible Securities Fund, TETON Westwood Equity Fund, TETON Westwood Balanced Fund, and TETON Westwood Intermediate Bond Fund (each a “Fund” and together, the “Funds”), each a series of the The TETON Westwood Funds (the “Trust”). As of the close of business on April 26, 2017, the record date for the Special Meeting, you owned shares of common stock of a Fund or Funds and, as a result, have a right to vote on the proposal.

The following proposal will be considered and voted upon by shareholders of each Fund:

❖	To approve the election of nine (9) Trustee nominees (the “Proposal”).

Q: A:

Why am I being asked to elect Trustee nominees?

The Board of Trustees (the “Board” or “Trustees”) is recommending that shareholders of the Funds elect nine (9) Trustee nominees to the Board, three of whom are current Trustees. You are being asked to re-elect two of the Trustees previously elected by shareholders, James P. Conn and Werner J. Roeder. Salvatore J. Zizza currently serves as a Trustee, but was not elected to his position by the shareholders of the Trust. In addition, the six additional nominees to the Board are Anthony S. Colavita, Kuni Nakamura, Leslie F. Foley, Michael J. Melarkey, Mary E. Hauck, and Nicholas F. Galluccio. If all nominees are elected to the Board, the Board would consist of nine Trustees, eight of whom would serve as non-interested Trustees (“Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (“1940 Act”), and one of the Trustees, Nicholas F. Galluccio, would serve as an interested Trustee (“Interested Trustee”), as defined in the 1940 Act. One current Independent Trustee of the Board, Mr. Anthony J. Colavita, will resign from the Board; such resignation will be effective immediately upon the election of the nominees by Fund shareholders. Although, in certain instances, the Board may elect new trustees without a shareholder vote, the Board cannot do so if it no longer meets the requirements under the 1940 Act for having a certain percentage of a fund’s trustees be elected by shareholders.

Q: A:

What is the required vote?

The proposal to elect nine (9) Trustee nominees to the Board requires the affirmative vote (a) of 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding votes of each Fund are present or represented by proxy; or (b) of more than 50% of the outstanding votes of each Fund, whichever is less.

Q: A:	Will my Fund pay for the Proxy Statement and related costs? Yes, the Funds will bear the costs, fees, and expenses incurred in connection with the proxy solicitation.
Q:	How does the Board of Trustees recommend that I vote with respect to the Proposal?
A:	After careful consideration, the Board of Trustees recommends that you vote FOR the Proposal.
Q:	How do I vote my shares?
A:	Please complete the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided. As an alternative to voting by returning the signed and dated proxy card by mail, you may authorize a proxy to vote your shares by telephone or the Internet. You may also attend the Special Meeting and vote in person. To authorize a proxy to vote your shares by telephone or the Internet, please follow the instructions listed on the proxy card.

Q: A:

Whom should I call for additional information about the Proxy Statement?

If you have any questions about the proposal or need assistance voting your shares, you may call Gabelli Funds at (800) GABELLI (422-3554).

THE TETON WESTWOOD FUNDS

TETON Westwood Mighty Mites Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund

TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

One Corporate Center

Rye, New York 10580-1422

SPECIAL MEETING OF SHAREHOLDERS
To be held on Tuesday, July 11, 2017

PROXY STATEMENT

This is a Proxy Statement for the TETON Westwood Mighty Mites Fund, TETON Westwood SmallCap Equity Fund, TETON Westwood Mid-Cap Equity Fund, TETON Convertible Securities Fund, TETON Westwood Equity Fund, TETON Westwood Balanced Fund, and TETON Westwood Intermediate Bond Fund (each a “Fund” and together, the “Funds”), each a series of the TETON Westwood Funds, a Massachusetts business trust (the “Trust”). Proxies for a special meeting of shareholders of the Funds (together with any adjournments or postponements thereof, the “Special Meeting”) are being solicited by the Board of Trustees (the “Board,” “Board of Trustees” or the “Trustees”) of the Trust to consider and vote on the proposal described below.

The Special Meeting will be held at the offices of the Funds at One Corporate Center, Rye, New York 10580-1422, on Tuesday, July 11, 2017, at 4:00 p.m., Eastern Time.

At the Special Meeting, shareholders will consider and vote upon:

1.	To elect nine (9) Trustee nominees to serve on the Board of Trustees; and

2.	Such other business as may properly come before the Special Meeting.

The Proxy Statement, Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about June 5, 2017. All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each of the Fund’s shares of common stock (“Shares”) will be voted “FOR” the proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Special Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by attending the Special Meeting and voting in person, or by written notice to the Secretary of the Trust (addressed to the Secretary, TETON Westwood Funds, One Corporate Center, Rye, New York 10580-1422). However, attendance at the Special Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein. If you hold Shares of either of the Funds through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions.

Only shareholders of record or their duly appointed proxy holders can attend the Special Meeting. Photographic identification and proof of ownership will be required for admission to the Special Meeting. If a broker or other nominee holds your Shares and you plan to attend the Special Meeting, you should bring a recent brokerage statement showing your ownership of the Shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Special Meeting, you should also bring a proxy card from your broker.

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The record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting has been fixed as of the close of business on April 26, 2017 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each full Share, and a proportionate fractional vote for each fractional Share, registered in his or her name. As of the Record Date, the following number of Shares was outstanding and entitled to be voted:

Fund	Number of Shares
TETON Westwood Mighty Mites Fund	46,070,345
TETON Westwood SmallCap Equity Fund	1,735,485
TETON Westwood Mid-Cap Equity Fund	224,469
TETON Convertible Securities Fund	789,221
TETON Westwood Equity Fund	4,883,287
TETON Westwood Balanced Fund	5,700,825
TETON Westwood Intermediate Bond Fund	1,746,189

You should read the entire Proxy Statement before voting. If you have any questions, you may call Gabelli Funds, LLC at (800) GABELLI (422-3554).

Your voting instructions on the proposal are important. Please provide your voting instructions as soon as possible to eliminate the need for additional solicitations.

You may provide your voting instructions by filling out the enclosed voting instruction card and returning it to us, by calling the toll-free telephone number included on your voting instruction card, or by logging on to the Internet address located on the enclosed voting instruction card and following the instructions on the website. If we do not receive your voting instructions as the Special Meeting date approaches, we may contact you to obtain your voting instructions.

The most recent Annual and Semiannual Reports for each of the Funds, including financial statements, have been previously furnished to shareholders and are incorporated by reference into this Proxy Statement. If you would like to receive additional copies of these reports free of charge, please write to the TETON Westwood Funds at One Corporate Center, Rye, New York 10580-1422, call (800) GABELLI (422-3554) or go to www.gabelli.com. The reports also are available on the Funds’ website at www.tetonadv.com and the website of the Securities and Exchange Commission at www.sec.gov.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, JULY 11, 2017.

This Notice of Special Meeting, Proxy Statement, and form of proxy are available at www.proxyvote.com. Shareholders should follow the online instructions to access voting instructions. The most recent Annual and Semiannual Reports for each of the Funds are available at www.tetonadv.com and the website of the Securities and Exchange Commission at www.sec.gov. For more information, shareholders may contact the Funds at (800) GABELLI (422-3554).

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PROPOSAL: ELECTION OF NINE (9) TRUSTEE NOMINEES TO THE FUNDS’ BOARD OF TRUSTEES

Nominees for the Board of Trustees

The Board currently consists of four Trustees, none of whom are “interested persons” of the Funds (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)).

The proposal relates to the election of nine (9) Trustee nominees to the Trust's Board. By written consent dated May 16, 2017, the Board approved that a Special Meeting be held for the election to the Trust of nine (9) nominees (each a "Nominee", and collectively, the "Nominees"). The Nominees include Anthony S. Colavita, Kuni Nakamura, Leslie F. Foley, Michael J. Melarkey, Mary E. Hauck, and Nicholas F. Galluccio (the “New Nominees”), as well as three current Trustees, James P. Conn, Werner J. Roeder, and Salvatore J. Zizza. All of the current Trustees were elected at a meeting of shareholders held on September 30, 1994, except Mr. Zizza, who was elected by the Board and began serving on the Board on February 24, 2004. Each Nominee, with the exception of Mr. Galluccio, is independent or a disinterested person, which means they are not an "interested person" of the Trust, as defined in the 1940 Act. Such individuals are commonly referred to as "Independent Trustees." Mr. Galluccio, if elected, would serve as an "Interested Trustee." The Trust is not required to hold an annual meeting of shareholders every year. Shareholders are asked to elect the Nominees as Trustees to hold office for an indefinite term until the next annual meeting of shareholders and until his or her respective successor is duly elected and qualified. The business and affairs of the Trust are managed under the direction of the Board. Although in certain instances the Board can elect new trustees without a shareholder vote, the Board cannot do so if it no longer meets the requirements under the 1940 Act for having a certain percentage of trustees be elected by shareholders.

The Trust's Nominating Committee, which consists solely of Independent Trustees, considered recommendations for the New Nominees, and considered the qualifications, experience and background of each of the New Nominees. Based upon this review, the Nominating Committee recommended each New Nominee to the Trust's Board as a as a candidate for election to the Board. After discussion and consideration of the matter, the Board appointed each New Nominee as a candidate for election to the Board.

Additionally, a current Trustee, Anthony J. Colavita, will resign from the Board. His resignation will be effective immediately upon the election of the Nominees by Fund shareholders.

Unless instructions are provided to the contrary, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Nominees named above. Each Nominee has indicated that he or she has consented to serve as a Trustee if elected at the Meeting. If, however, a designated Nominee declines or otherwise becomes unavailable for election, the proxy convers discretionary power on the persons named herein to vote in favor of a substitute Nominee or Nominees. Each Nominee is qualified to serve as a Trustee under the Trust’s governing documents.

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Information about the Nominees and Officers

The Nominees and Officers’ backgrounds are shown on the following pages. This information includes each Nominee, and Officer’s name, age, principal occupation(s) during the past five years and, with regards to each Nominee, other information about their professional background, including other directorships each Nominee holds.

Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex[3] Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years[4]
Interested TRUSTEE:
Nicholas F. Galluccio[5] Trustee Age: 66	Since 2017*	12	President and Chief Executive Officer of Teton Advisors, Inc. (since 2008); Group Managing Director U.S. Equities (2004-2008), Managing Director U.S. Equities (1994-2004), Senior Vice President (1990-1994) and Vice President (1982-1990) of Trust Company of the West (TCW)	Board of Regents of the University of Hartford; Executive Advisory Board of the Columbia Business School Program for Financial Studies

independent TRUSTEES:
Anthony S. Colavita[6] Trustee Age: 55	Since 2017*	17	Attorney, Anthony S. Colavita, P.C.	_

James P. Conn Trustee Age: 79	Since 1994	27	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	_

Leslie F. Foley[6] Trustee Age: 49	Since 2017*	9

Attorney on the boards of the Boys and Girls Club of Greenwich, Addison Gallery of American Art at Phillips Academy Andover, and National Humanities Center; Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)

				_

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Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex[3] Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years[4]

Mary E. Hauck Trustee Age: 74	Since 2017*	11	Retired Senior Manager of the Gabelli-O’Connor Fixed Income Mutual Funds Management Company	_
Michael J. Melarkey Trustee Age: 67	Since 2017*	23	Owner in Pioneer Crossing Casino Group; Of Counsel in the law firm of McDonald Carano Wilson LLP; previously partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Director of Southwest Gas Corporation (natural gas utility)
Kuni Nakamura Trustee Age: 49	Since 2017*	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	_
Werner J. Roeder Trustee Age: 76	Since 1994	23	Retired physician; Former Vice President of Medical Affairs (Medical Director) at New York Presbyterian/ Lawrence Hospital (1999-2014)	_
Salvatore J. Zizza[6,7] Trustee Age: 71	Since 2004	37

President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)

Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

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Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 65	Since 1994

Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO/Teton Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012

Agnes Mullady Vice President Age: 58	Since 2006

Officer of all of the funds within the Gabelli/GAMCO/Teton Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since November 2016; Officer of all of the registered investment companies within the Gabelli/GAMCO/Teton Fund Complex

John C. Ball Treasurer Age: 41	Since February 2017

Treasurer of funds within the Gabelli/GAMCO/Teton Fund Complex (closed-end funds since May 2017 and open-end funds since February 2017); Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Andrea R. Mango Secretary Age: 45	Since 2013

Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO/Teton Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO/Teton Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

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Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
Richard J. Walz Chief Compliance Officer Age: 58	Since 2013

Chief Compliance Officer of all of the registered investment companies within the Gabelli/GAMCO/Teton Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

1	Address: One Corporate Center, Rye, NY 10580-1422.
2	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Amended By-Laws and Amended and Restated Declaration of Trust. Each Officer will hold office for an indefinite term until he resigns or retires or until his or her successor is elected and qualified.
3	The “Fund Complex” or the “Gabelli/GAMCO/Teton Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Funds because they have common or affiliated investment advisers.
4	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”) (i.e. public companies) or other investment companies registered under the 1940 Act.
5	“Interested person” of the Funds as defined in the 1940 Act. Nicholas F. Galluccio is considered to be an interested person of the Trust because of his position as President and Chief Executive Officer of Teton Advisors, Inc. (the “Adviser”).
6	Mr. Anthony S. Colavita’s father, Anthony J. Colavita, and Ms. Leslie F. Foley’s father, Frank J. Fahrenkopf, serve as directors of several funds in the Gabelli/GAMCO/Teton Fund Complex. Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates, and in that event, would be deemed to be under common control with the Adviser.
7	On September 9, 2015, Mr. Zizza entered into a settlement with the Securities and Exchange Commission (the “SEC”) to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Funds. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b-2-2 of the Securities Exchange Act of 1934.

* Nominee to serve, if elected.

Interested Trustee

Nicholas F. Galluccio. Mr. Galluccio is President and Chief Executive Officer of Teton Advisors, Inc., a multi-strategy asset management company, and is portfolio manager of the TETON Westwood SmallCap Equity Fund and TETON Westwood Mid-Cap Equity Fund. Mr. Galluccio joined Teton Advisors, Inc. in 2008, after a 25-year career at Trust Company of the West (“TCW”), where he was Group Managing Director, U.S. Equities, and led the investment team for the TCW SmallCap Value Added and TCW MidCap Value Opportunities equity strategies. He was senior portfolio manager and co-managed both strategies since their inception. Prior to TCW, he was with Lehman Brothers Kuhn Loeb, where he was a security analyst specializing in the semiconductor industry. Prior to Lehman Brothers, Mr. Galluccio was a staff writer for Forbes magazine. Mr. Galluccio holds an M.B.A. from Columbia Business School and an M.A. from Columbia University and a B.A. from the University of Hartford. He serves on the University of Hartford Board of Regents and on the Executive Advisory Board of the Columbia Business School Program for Financial Studies.

Independent Trustees

Anthony S. Colavita, Esq. Mr. Colavita has been a practicing attorney with Anthony S. Colavita, P.C. since February 1988. Mr. Colavita serves on the boards of other funds in the Gabelli/GAMCO/Teton Fund Complex. Mr. Colavita has been Town Supervisor of the Town of Eastchester, New York since January 2004, with responsibilities for the review, adoption, and administration of a $30 million budget. He has also served as a board member for multiple not-for-profit corporations and was previously counsel to the New York State Senate. Additionally, Mr. Colavita was an Eastchester Town Councilman from 1998 to 2003. He has been active on the boards of several community based programs. Mr. Colavita received his Bachelor of Arts from Colgate University and Juris Doctor from Pace University School of Law.

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James P. Conn. Mr. Conn is Chairman of the Trust’s ad hoc Proxy Voting Committee and a member of the Trust’s Audit and Nominating Committees. He also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior business executive of Transamerica Corp., an insurance holding company, for much of his career, including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead director and/or chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University.

Leslie F. Foley. Ms. Foley is an attorney currently serving on the boards of the Boys and Girls Club of Greenwich, the Addison Gallery of American Art at Phillips Academy Andover, and the National Humanities Center. She serves on the board of other funds in the Fund Complex. Ms. Foley was previously Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation. She also served in the White House Counsel’s Office as Associate Counsel to President George W. Bush. Earlier in her career, Ms. Foley served as Counsel for O’Melveny and Myers LLP; Managing Director of Fixed Income Legal at Bear, Stearns & Co. Inc.; associate at Dewey Ballantine LLP; and law clerk to Judge Diarmuid F. O’Scannlain of the United States Court of Appeals for the Ninth Circuit. She graduated from Yale University magna cum laude and from the University of Virginia School of Law where she was an editor of the Virginia Law Review.

Mary E. Hauck. Ms. Hauck was a Senior Manager of the Gabelli-O’Connor Fixed Income Mutual Funds Management Company. She serves on the boards of other funds in the Fund Complex. Ms. Hauck was formerly the Performing Arts Coordinator for The Sun Valley Center for the Arts in Sun Valley, Idaho; President of the Treasurer’s Fund for Gabelli-O’Connor Fixed Income Asset Management, Co.; Senior Vice President and Portfolio Manager of The Dreyfus Corp.; Senior Consultant for The Assembly on Revenue and Taxation in the California Legislature; Investment Consultant for Scudder, Stevens and Clark; Investment Manager for Standard & Poor’s Counseling Corp.; Portfolio Analyst for Dodge & Cox; and a Portfolio Assistant for Wells Fargo Bank. Ms. Hauck has been affiliated with the Bedford Central School District as a Board Member; Hickory Hill Figure Skating Club as a Board Member, Secretary, and President; the Ice Skating Club of New York as a Board Member and President; and the Carl Schurz Park Association. Ms. Hauck received her Bachelor’s degree in Economics from the University of California, Berkeley.

Michael J. Melarkey, Esq. Mr. Melarkey, after more than forty years of experience as an attorney specializing in business, estate planning, and gaming regulatory work, recently retired from the active practice of law, and is of counsel to the firm of McDonald Carano and Wilson in Reno, Nevada. Mr. Melarkey serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He is currently Chairman of the Board of Southwest Gas Corporation and serves on its Nominating, Corporate Governance, and Compensation Committees. Mr. Melarkey acts as a trustee and officer for several private charitable organizations including as a trustee of The Bretzlaff Foundation and Edwin L. Wiegand Trust. He is an owner of Pioneer Crossing Casino Group consisting of three Nevada casinos and an officer of a private oil and gas company. Mr. Melarkey received his Bachelor’s degree from the University of Nevada, Reno, Juris Doctor from the University of San Francisco School of Law, and Masters of Law in Taxation from New York University School of Law.

Kuni Nakamura. Mr. Nakamura is the president of Advanced Polymer, Inc., a chemical manufacturing company, and president of KEN Enterprises, Inc., a real estate company. He serves on the boards of other funds in the Gabelli/GAMCO/Teton Fund Complex. Mr. Nakamura was previously a board member of The LGL Group, Inc., a diversified manufacturing company. Mr. Nakamura serves on the Board of Trustees of Mercy College in Dobbs Ferry, NY. He chairs the Endowment Management Committee and is a member of the Audit Committee. He is also involved in various capacities with The University of Pennsylvania and The Guiding Eyes for the Blind. Mr. Nakamura is a graduate of the University of Pennsylvania—The Wharton School with a Bachelor’s degree in Economics and Multinational Management.

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Werner J. Roeder, M.D. Dr. Roeder is a retired physician with over forty-five years of experience and former Vice President of Medical Affairs (Medical Director) at New York Presbyterian/Lawrence Hospital Center in Bronxville, New York. As Vice President of Medical Affairs at New York Presbyterian/Lawrence Hospital, he was actively involved in personnel and financial matters concerning the hospital’s $140 million budget. Dr. Roeder is a member of the Trust’s Nominating, Audit, and ad hoc Proxy Voting Committees, and a member of both multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and presently serves in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctorate in Medicine from New York Medical College.

Salvatore J. Zizza. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He also serves as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. He also serves as the Lead Independent Trustee of the Trust. He is a member of the Funds’ Audit Committee and has currently been designated as the audit committee financial expert. Mr. Zizza is also a member of the Trust’s ad hoc Pricing Committee and both multi-fund ad hoc Compensation Committees. Mr. Zizza serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds in the Fund Complex, he is currently and has previously been a director of other public companies. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and M.B.A. in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

The Board believes that each Nominee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of other Nominees lead to the conclusion that each Nominee should serve as a Trustee. Among the attributes or skills common to all Nominees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Nominees, the Adviser, Westwood Management Corp. and Gabelli Funds, LLC (together, the “Sub-Advisers”), the sub-administrator, other service providers, counsel and the Trust’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Nominees. Each Nominee’s ability to perform his duties effectively has been attained in large part through the Nominee’s business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO/Teton Fund Complex, public companies, or non-profit entities or other organizations as set forth above and below. Each Nominee’s ability to perform his duties effectively also has been enhanced by his education, professional training and other life experiences.

Board of Trustees — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Funds rests with the Board. The Board has appointed Mr. Zizza as the Lead Independent Trustee. The Lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Trust. The Board also has an ad hoc Proxy Voting Committee. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Trust’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Trust. The ad hoc Proxy Voting Committee meets periodically on an as-needed basis to consider such matters. From time to time the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to work with trustees or directors of other funds in the Gabelli/GAMCO/Teton Fund Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Gabelli/GAMCO/Teton Fund Complex. The Gabelli/GAMCO/Teton Fund Complex also has a separate multi-fund Compensation Committee relating to certain officers of the closed-end funds, and some of the Trust’s Trustees may from time to time also serve on this separate committee.

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All of the Trust’s Nominees, except for Mr. Galluccio, are Independent Trustees, and the Board believes they are able to provide effective oversight of the Trust’s service providers. In addition to providing feedback and direction during Board meetings, the Trustees meet regularly in executive session and chair all committees of the Board.

The Trust’s operations entail a variety of risks including investment, administration, valuation and a range of compliance matters. Although the Adviser, the Sub-Advisers, the sub-administrator and the officers of the Trust are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Trust through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks, being undertaken by the Trust, and the Audit Committee discusses the Trust’s risk management and controls with the independent registered public accounting firm engaged by the Trust. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Trust’s Chief Compliance Officer regarding compliance matters relating to the Trust and its major service providers, including results of the implementation and testing of the Trust’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide information to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Trust’s risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Trust because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

Board Meetings

The Trust’s Board held four regular meetings during the twelve (12) month period ended September 30, 2016. During the fiscal year ended September 30, 2016, each current Trustee attended at least 75% of the meetings of the Trust’s Board and of each committee of the Board on which he or she serves.

Standing Board Committees

The Board has established two standing committees in connection with its governance of the Trust: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Trust does not have a standing Compensation Committee (although some of the individuals who are Trustees of the Funds participate in multi-fund ad hoc Compensation Committees described above).

The Trust’s Audit Committee consists of four members: Messrs. (Anthony J.) Colavita (Chairman), Conn, Roeder, and Zizza, who are Independent Trustees. Upon the election of the Nominees and the resignation of Anthony J. Colavita, the Trust’s Audit Committee will consist of four members: Messrs: Nakamura (Chairman), Conn, Roeder, and Zizza, who are Independent Trustees. Additionally, upon the election of the Nominees, Mr. Zizza will be replaced by Mr. Nakamura as the audit committee financial expert. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on November 16, 2016. As set forth in the Charter, the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Trust, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust’s financial statements and the audit thereof and to act as a liaison between the Board and the Trust’s independent registered public accounting firm. The Trust’ Board of Trustees has adopted a written charter for its Audit Committee, which is attached as Appendix A-1. During the fiscal year ended September 30, 2016, the Audit Committee met twice.

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The Trust’s Nominating Committee consists of three members: Messrs. (Anthony J.) Colavita (Chairman), Conn, and Roeder, who are Independent Trustees of the Trust. Upon the election of the Nominees and the resignation of Anthony J. Colavita, the Trust’s Nominating Committee will consist of three members: Messrs: (Anthony S.) Colavita (Chairman), Conn, and Roeder, who are Independent Trustees of the Trust. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Trust’s Board of Trustees has adopted a written charter for its Nominating Committee, which is attached as Appendix A-2.The Nominating Committee did not meet during the fiscal year ended September 30, 2016.

The ad hoc Proxy Voting Committee consists of three members: Messrs. Conn (Chairman), (Anthony J.) Colavita, and Roeder, who are Independent Trustees of the Trust. Upon the election of the Nominees and the resignation of Anthony J. Colavita, the Trust’s ad hoc Proxy Voting Committee will consist of three members: Messrs: Conn (Chairman), Zizza, and Roeder, who are Independent Trustees of the Trust. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Funds and may also determine to exercise complete control and discretion over the disposition of such securities. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended September 30, 2016.

Ownership of Trust Shares

Set forth in the table below is the dollar range of equity securities in each Fund beneficially owned by each Nominee and the aggregate dollar range of equity securities in the Gabelli/GAMCO/Teton Fund Complex beneficially owned by each Nominee as of December 31, 2016.

Name of Trustee	Fund	Dollar Range of Equity Securities Held in each Fund*	Aggregate Dollar Range of Equity Securities Held in Fund Complex*
INTERESTED TRUSTEE:
Nicholas F. Galluccio

TETON Westwood Mighty Mites Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund

TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

		E E E A A A A	E

INDEPENDENT TRUSTEES:

James P. Conn

TETON Westwood Mighty Mites Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund

TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

		A A A A A A A	E

Werner J. Roeder

TETON Westwood Mighty Mites Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund
TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

		D A A D D A A	E

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Name of Trustee	Fund	Dollar Range of Equity Securities Held in each Fund*	Aggregate Dollar Range of Equity Securities Held in Fund Complex*
Anthony S. Colavita

TETON Westwood Mighty Mites Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund

TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

		A A A A A A A	B
Leslie F. Foley

TETON Westwood Mighty Mites Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund

TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

		A A A A A A A	B

Mary E. Hauck

TETON Westwood Mighty Mites Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund

TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

		A A A A A A A	E

Kuni Nakamura

TETON Westwood Mighty Mites Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund

TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

		A A A A A A A	E

Michael J. Melarkey

TETON Westwood Mighty Mites Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund

TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

		A A A A A A A	E

Salvatore J. Zizza

TETON Westwood Mighty Mites Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund
TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

		A A A A A A A	E

*	Key to Dollar Ranges- Information as of December 31, 2016
A.	None

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B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000

Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2016, by certain Independent Nominees, or their immediate family members, as applicable, in a holding that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Funds’ Adviser.

Name of Independent Trustee	Name of Owner and Relationships to Trustee	Company	Title of Class	Value of Interests	Percent of Class
Michael J.Melarkey	Same	Gemini Global Partners, L.P.	Limited Partner Interests	$652,874	6.26%
Michael J. Melarkey	Same	Morgan Group Holdings, Inc.	Common Stock	$1,560	*
Michael J. Melarkey	Same	ICTC Group Inc.	Common Stock	$20,280	*
Michael J. Melarkey	Same	The LGL Group, Inc.	Common Stock	$36,224	*
Michael J. Melarkey	Same	The LGL Group, Inc.	Warrants	$36	*
Kuni Nakamura	Same	The LGL Group, Inc.	Common Stock.	$8,715	*
Kuni Nakamura	Same	The LGL Group, Inc.	Warrants	$9	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$2,278,014	*
Salvatore J. Zizza	Same	Gabelli Performance Partners L.P.	Limited Partnership Interests	$304,911	*

* An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

Trustee and Officer Compensation

The Trust does not pay any remuneration to its officers and Trustees other than fees and expenses to Trustees who are not affiliated with the Adviser, Sub-Advisers or G.distributors, LLC. (the “Distributor” or “G.distributors”). Each Trustee is paid an annual fee of $9,000 and $2,000 for each meeting attended in person and by telephone, including Committee meetings. The Lead Independent Trustee receives an additional $2,000 per annum and the Chairman of the Audit Committee receives an annual fee of $3,000. A Trustee may receive a single meeting fee, allocated among participating funds in the Fund Complex, for attending certain meetings held on behalf of multiple funds.

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COMPENSATION TABLE

Aggregate Compensation

from Registrant

(Fiscal Year)

The following table sets forth certain information regarding the compensation of the Trust’s Nominees. No Executive Officer or person affiliated with the Trust received compensation in excess of $60,000 from the Trust for the fiscal year ended September 30, 2016.

Name of Person and Position	Aggregate Compensation From the Trust	Aggregate Compensation From the Trust and Fund Complex*
INTERESTED TRUSTEE:
Nicholas F. Galluccio Trustee	$0	$0	(0)
INDEPENDENT TRUSTEES:
Anthony S. Colavita Trustee	$0	$14,000	(3)
James P. Conn Trustee	$20,000	$255,250	(20)
Leslie F. Foley[1] Trustee	$0	$0	(0)
Mary E. Hauck Trustee	$0	$55,000	(4)
Michael J. Melarkey Trustee	$0	$109,484	(9)
Kuni Nakamura Trustee	$0	$200,049	(20)
Werner J. Roeder Trustee	$20,000	$189,500	(23)
Salvatore J. Zizza Trustee	$21,500	$323,000	(30)

*	Represents the total compensation paid to such persons for the fiscal year ended September 30, 2016. The parenthetical number represents the number of investment companies (including the Funds or portfolios thereof) from which such person receives compensation and which are considered part of the same “fund complex” as the Trust because they have common or affiliated investment advisers.
1	Ms. Foley became a trustee of other funds within the Fund Complex on February 23, 2017.

The Board of Trustees, all of whom are Independent Trustees, recommends that shareholders of each of the Funds vote FOR the Proposal.

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ADDITIONAL INFORMATION

Quorum and Voting

Each holder of a whole share of beneficial interest (“Share”) shall be entitled to one vote for each such whole Share, and each holder of a fractional Share shall be entitled to a proportionate fractional vote for each such fractional Share, held in such shareholder’s name on the close of business on April 26, 2017 (the “Record Date”).

The presence in-person or by proxy of shareholders of each Fund entitled to cast at least one-third of the votes entitled to be cast shall constitute a quorum. Approval of the proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the 1940 Act, which means the vote, at the Special Meeting of each Fund (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding votes of each Fund are present or represented by proxy; or (b) of more than 50% of the outstanding votes of each Fund, whichever is less. In the event that the necessary quorum to transact business is not obtained or if a quorum is present but sufficient votes to approve a proposal are not received at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares of each of the Funds, present in person or by proxy at the Special Meeting. The persons named as proxies will vote the proxies including abstentions and proxies containing broker non-votes, if any, in favor of adjournment if they determine additional solicitation is warranted and in the interests of shareholders of each of the Funds. The chairman of the Special Meeting may also adjourn the Special Meeting without a shareholder vote.

Voting Instruction Process

Submission of Voting Instructions. Shareholders have three options for submitting voting instructions:

1.       Internet—the enclosed proxy card includes directions for shareholders to cast their votes via the Internet at a website designed for this purpose. The required control number is printed on each shareholder’s proxy card. Shareholders who cast their votes via the Internet do not need to mail their proxy card.

2.       Telephone—the enclosed proxy card includes directions for shareholders to cast their votes over the telephone. The toll-free telephone number and required control number are printed on each shareholder’s proxy card. Shareholders who cast their votes over the telephone do not need to mail their proxy card.

3.       Mail—shareholders may cast their votes by executing the enclosed proxy card and mailing it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

The Trust encourages shareholders of each Fund to vote via the Internet or by telephone. Votes cast via the Internet or over the telephone are recorded immediately and there is no risk that postal delays will cause a proxy card to arrive late and therefore not be counted. A shareholder may revoke a proxy at any time prior to its exercise at the Special Meeting by (1) submitting to a Fund a subsequently executed proxy, (2) delivering to a Fund a written notice of revocation (addressed to the Secretary of the Trust at the principal executive office of the Funds at the address shown at the beginning of this Proxy Statement) or (3) otherwise giving notice of revocation at the Special Meeting. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposal.

Broker-dealer firms holding Shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares with respect to approval of the proposal before the Special Meeting. The New York Stock Exchange (the “NYSE”) takes the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s Shares with respect to approval of the proposal. A signed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the proposal will be deemed an instruction to vote such Shares in favor of the proposal.

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If you hold Shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with either of the Funds or the distributor of the Funds, the service agent may be the record holder of your Shares. At the Special Meeting, a service agent will vote Shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s Shares should be voted on the proposal will be deemed an instruction to vote such Shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote Shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such Shares in the same proportion as those Shares for which the service agent has received voting instructions.

If you beneficially own Shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your Shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your Shares to be voted.

Photographic identification will be required for admission to the Special Meeting.

Service Providers for the Funds

Investment Adviser and Administrator

Teton Advisors, Inc., located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser and administrator to each of the Funds.

Sub-Advisers

Westwood Management Corp., located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201, serves as the sub-adviser for the TETON Westwood Equity Fund, TETON Westwood Balanced Fund, and TETON Westwood Intermediate Bond Fund.

Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, serves as sub-adviser for the TETON Convertible Securities Fund and TETON Westwood Mighty Mites Fund.

Distributor

G.distributors, LLC (“Distributor”), located at One Corporate Center, Rye, New York 10580-1422, serves as the Distributor of each class of the Funds’ Shares pursuant to a distribution agreement.

Sub-Administrator

Gabelli Funds serves as sub-administrator to each of the Funds pursuant to a sub-administration agreement with Teton Advisors. Teton Advisors is responsible for paying the sub-administration fee to Gabelli Funds in connection with its services as the Funds’ sub-administrator.

Custodian and Transfer Agent

The Bank of New York Mellon, 2 Hanson Place, 7th Floor, Brooklyn, New York 11217, is the Custodian for each of the Funds’ cash and securities. Boston Financial Data Services, Inc. (“BFDS”), an affiliate of State Street Bank and Trust Company (“State Street”), located at the BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs shareholder services and acts as the dividend disbursing agent for the Trust. State Street acts as the Funds’ transfer agent. Neither BFDS, State Street, nor The Bank of New York Mellon assists in or is responsible for investment decisions involving assets of the Trust.

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Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, the independent registered public accounting firm, has been selected to audit the Funds’ annual financial statements. Representatives of PwC are not expected to attend the Meeting.

Audit Fees

The aggregate fees billed by PwC for professional services rendered for the audit of the Funds’ annual financial statements and the review of the financial statements included in the Funds’ annual report to shareholders for the fiscal years ended September 30, 2016 and September 30, 2015 were $174,075 and $169,831, respectively.

Audit Related Fees

For the fiscal year ended September 30, 2016 and September 30, 2015, the Audit Related Fees were $0 and $0, respectively.

Tax Fees

For the fiscal year ended September 30, 2016 and September 30, 2015, PwC billed the Trust Tax Fees of $29,410 and $28,710, respectively.

All Other Fees

For the fiscal year ended September 30, 2016 and September 30, 2015, there were no other fees.

“Audit Fees” represents fees billed for each of the last two fiscal years or professional services rendered for the audit of the Funds’ annual financial statements for those fiscal years or service that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years. “Audit Related Fees” represent fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Funds’ annual financial statements for those years. “Tax Fees” represent fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns. “All Other Fees” represent fees, if any, billed for other products and services rendered by PwC for the last two fiscal years.

Pre-Approval Policies and Procedures

The Trust’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Trustees of the Trust) is responsible for preapproval of all auditing services performed for the Funds. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in person meeting. The Audit Committee also is responsible for preapproval (subject to the de minimis exception for nonaudit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder) of all nonauditing services performed for the Funds or for any service affiliate of the Funds. The Trust’s Audit Committee preapproved all fees described above which PwC billed to the Funds.

Share Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of a fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a fund.

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As of May 1, 2017, the following persons were known to own beneficially 5% or more of the outstanding voting securities of any class of each Fund.

NAME AND ADDRESS	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% OF CLASS
TETON WESTWOOD MID-CAP EQUITY FUND CLASS AAA
Sol Englander Gertrude Englander JT TEN Lawrence, NY 11559-2513	11,203	16.90%

CLASS C
Bridget Murphy TTEE Thomas Murphy TTEE Bridget Murphy Trust Blauvelt, NY 10913-1622	1,323	7.77%

TETON WESTWOOD EQUITY FUND CLASS I
Mary Kachadurian Margaret L. Barpal Ten by Ent Venice, FL 34292-6031	50,368	13.36%

Except as noted below, as of March 31, 2017, the Nominees and the officers of each Fund, as a group and individually, beneficially owned less than one percent (1%) of any share class of each Fund.

NAME AND ADDRESS	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% OF CLASS
TETON WESTWOOD SMALLCAP EQUITY FUND CLASS I
Nicholas F. Galluccio	274,104	34.23%

TETON WESTWOOD MID-CAP EQUITY FUND CLASS I
Nicholas F. Galluccio	106,534	84.37%

CLASS AAA
Bruce N. Alpert	5,503	7.22%
Kuni Nakamura	451	0.59%

TETON CONVERTIBLE SECURITIES FUND CLASS AAA
Werner J. Roeder	6,546	1.72%
Kuni Nakamura	467	0.12%

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Expenses and Proxy Solicitation

Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about June 5, 2017. The solicitation is being made initially by the mailing of this Proxy Statement and the accompanying proxy. In order to obtain the necessary quorum at the Special Meeting, supplementary solicitation may be made by mail, telephone, facsimile or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of the Funds and/or Gabelli Funds. Expenses of the preparation of this Proxy Statement and related materials, estimated to be $110,000, including printing and delivery costs, and other direct expenses of the Funds and the tabulation of proxies and voting instructions will be borne by the Funds. Shareholders whose Shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee.

Shareholder Communications

The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Secretary at the address of the principal executive office. All such communications received by the Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the lead independent Trustee for further distribution as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

Shareholder Proposals for Subsequent Meetings

The Trust is not required to hold regular annual meetings of shareholders but will hold special meetings of shareholders of a series when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Any shareholder who wishes to submit proposals to be considered at a meeting of either of the Funds’ shareholders should send such proposals to the Funds’ Secretary at One Corporate Center, Rye, New York 10380-1422. Any such proposal must be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will be provided to Board members for their consideration but not necessarily be included in the Funds’ proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Householding

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on each of the Funds’ records. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact the Funds at the address and phone number set forth above.

Other Matters to Come Before the Special Meeting

The Board of Trustees is not aware of any matters that will be presented for action at the Special Meeting other than the matters described in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the Shares represented by such proxy the discretionary authority to vote the Shares as to any other matters in accordance with their discretion in the interest of the Trust and/or Funds.

Please complete, sign and return the enclosed proxy card(s) or authorize a proxy to vote your Shares by Internet or telephone promptly. No postage is required if you mail your proxy card(s) in the United States.

By Order of the Board of Trustees,

/s/ Andrea R. Mango

Andrea R. Mango
Secretary
TETON Westwood Funds

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APPENDIX A-1

THE GABELLI WESTWOOD FUNDS

(ON BEHALF OF ITS SERIES)

AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be an audit committee of the Board of Trustees which shall be composed of at least two members of the Board of Trustees who are independent of the management of The Gabelli Westwood Funds (the “Trust”), are free of any relationship that, in the opinion of the Board of Trustees, would interfere with their exercise of independent judgment as a committee member, and who are “financially literate,” i.e. have the ability to understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one member will have accounting or related financial management expertise. The audit committee chair shall be elected by the full Board of Trustees.

STATEMENT OF PRINCIPLE

The function of the audit committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and it is the independent accountants’ responsibility to plan and carry out a proper audit. The independent accountants are ultimately accountable to the Board of Trustees and the audit committee, as representatives of shareholders.

DUTIES AND RESPONSIBILITIES

A.	General

1.	to review and evaluate any issues raised by the independent accountants or management regarding the accounting or financial reporting policies and practices of the Trust, its internal controls and, as appropriate, the internal controls of certain service providers;

2.	to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof;

3.	to act as a liaison between the Trust’s independent accountants and the full Board of Trustees.

B.	Specific

1.	recommend the selection and retention of independent accountants;

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2.	review the fees to be charged by the independent accountants for audit and non-audit services;

3.	ensure receipt from the independent accountants of a formal written statement delineating all the relationships between them and the Trust, consistent with Independence Standards Board Standard 1; evaluate the independence of the accountants; and actively engage in a dialogue with them regarding matters that might reasonably be expected to affect their independence;

4.	meet with the Trust’s independent accountants, at least once a year and more often if required, to review the conduct and results of each external audit of the Trust’s financial statements, including their:

(a)	judgment as to adequacy of the internal controls, including computerized information system controls over the daily net asset valuation process (including valuation of securities);

(b)	conclusions concerning adequacy of internal controls at servicing agents employed on behalf of the Trust, including significant comments contained in independent accountants’ reports on those controls;

(c)	findings and recommendations on internal controls maintained both by the Trust and its service providers, together with the responses of the appropriate management, including the status of previous audit recommendations;

(d)	reasoning in accepting or questioning significant estimates by management;

(e)	judgments about the quality, not just the acceptability, of the Trust’s accounting principles including the degree of aggressiveness or conservatism in the application of such principles in its financial reporting;

(f)	views as to the adequacy and clarity of disclosures in the Trust’s financial statements in relation to generally accepted accounting principles;

(g)	views about how the Trust’s choices of accounting and tax principles, disclosure practices and valuation policies may affect shareholders’ and public views and attitudes about the Trust;

(h)	conclusions regarding any serious difficulties or disputes with management encountered during the course of the audit;

(i)	review of any significant risks to which the Trust is, or might be, exposed and the steps management has taken to minimize such risks;

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(j)	discussion of any significant changes to the audit plan;

(k)	discussion of other matters related to the conduct of the audit which are to be communicated to the audit committee under generally accepted auditing standards.

5.	in proxy statements relating to an annual meeting of shareholders at which Trustees are to be elected, the audit committee will submit a report to the SEC indicating whether it has:

(a)	reviewed and discussed the Trust’s audited financial statements with management and independent accountants;

(b)	discussed the matters outlined in SAS 61 “Communication with Audit Committees” with the independent accountants;

(c)	discussed independence issues with the independent accountants and received the statement required in (B) (3) above.

6.	consider, in consultation with the independent accountants, the scope and plan of upcoming external audits to assure completeness of coverage and effective use of audit resources, and review with them their conclusions regarding the Trust’s accounting and internal control procedures;

7.	investigate improprieties or suspected improprieties in fund operations;

8.	report its findings to the Board of Trustees on a regular and timely basis;

9.	review results of regulatory examinations, as needed;

10.	meet periodically with independent accountants in separate executive sessions to discuss any matters that the audit committee or independent accountants believes should be discussed privately;

11.	authorize and oversee investigations into any matters within the audit committee’s scope of responsibilities, or as specifically delegated to the committee by the Board of Trustees;

12.	the audit committee shall be empowered to retain independent counsel and other professionals who have had no economic relationship with the Trust within the past two years, to assist it in carrying out its responsibilities under this charter; and

13.	review and reassess the adequacy of this charter on an annual basis and propose any changes for the approval of the full Board of Trustees.

Acchart3:1/31/01

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APPENDIX A-2

NOMINATING COMMITTEE OF THE BOARD

CHARTER

Organization

There shall be a Nominating Committee of the Board of Trustees or Directors which shall be composed solely of trustees or directors (''Trustees") of the Fund who are not interested persons of the Fund.

Members

The Board will appoint not less than two Trustees as members of the Committee.

Statement of Principle

The Nominating Committee has responsibility for identifying and recommending to the Board potential candidates for nomination as a trustee.

Duties and Responsibilities

The Nominating Committee shall have the following duties and responsibilities in addition to any others that may be assigned by the Board:

•	Identify, interview and recruit candidates for vacancies arising on the Board.
•	Review potential trustees' qualifications, skills, qualities and other relevant factors.
•	Present to the Board in connection with each meeting of shareholders at which
•	Trustees are to be elected a list of individuals recommended for nomination for election to the Board.
•	Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board.

Chairperson

The Board will appoint a member as Chair of the Committee. In the event of the Chairperson's absence, the Committee may select another member as Chairperson.

Meetings

The Committee will determine the date, time and place for its meetings. The Committee may meet on written or oral notice from the Chairperson. Any member of the Committee may also call a special meeting of the Committee by written request and invite other committee members to attend. The Committee may establish such procedures for the conduct of its business as it deems appropriate. All decisions will be by majority vote. In the event of a tie, the Chairperson will have the casting vote.

Quorum

A majority, but not fewer than two, of the members of the Committee constitute a quorum for the transaction of business.

Decisions

The Committee will report its recommendations and decisions to the Board at the Board's next regular meeting.

Secretary and Minutes

The Chairperson of the Committee will appoint a person to act as Secretary of the Committee. The minutes of the Committee meetings will be in writing and duly entered in the books of the Fund.

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PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E29535-S58549

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

A Election of Trustees – The Board of Trustees recommends a vote FOR each of the nominees listed.

1. To elect nine (9) Trustees of the Fund:

01) Nicholas F. Galluccio
02) Anthony S. Colavita
03) James P. Conn
04) Leslie F. Foley
05) Mary E. Hauck
06) Michael J. Melarkey
07) Kuni Nakamura
08) Werner J. Roeder
09) Salvatore J. Zizza

For All	Withhold All	For All Except
▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s), in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

E29536-S58549

TETON WESTWOOD FUNDS

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Agnes Mullady and Andrea R. Mango, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the TETON Westwood Funds (the "Funds"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at One Corporate Center, Rye, New York 10580-1422 on Tuesday, July 11, 2017, at 4:00 p.m., Eastern Time, and at any adjournments thereof (the "Special Meeting"). The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees and in the discretion of the proxy holder as to any other matter that may properly come before the Special Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

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